Impairment Charges	12 Months Ended
Dec. 31, 2011
Impairment Charges

5. Impairment Charges

The Group reviews its long-lived assets, principally property and equipment, for impairment at the restaurant level. The Group uses one year of operating losses as the primary indicator of potential impairment for the annual impairment testing of these restaurant assets. If an indicator of impairment exists for any of the assets, an estimate of undiscounted future cash flows over the life of the primary asset for each restaurant is compared to that long-lived asset’s carrying value. If the carrying value is greater than the undiscounted cash flow, the Group then determines the fair value of the asset and if an asset is determined to be impaired, the loss is measured by the excess of the carrying amount of the asset over its fair value.

The Group determined the fair value of the impaired long-lived assets at the restaurant level based on current economic conditions and historical experience. These asset measurements are estimated based on discounted cash flow method using significant unobservable inputs including management forecast of future restaurant sales, and are considered Level 3 in the fair value hierarchy. The Group recorded Nil, RMB2,087 and RMB6,396 ($1.0 million) impairment losses for certain long-lived assets from restaurants that were either not performing strongly or closed during the years ended December 31, 2009, 2010 and 2011, respectively.